     As filed with the Securities and Exchange Commission on July 31, 1998.
                                                            File No. 333-_______
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM S-8

                               REGISTRATION STATEMENT
                                        UNDER
                             THE SECURITIES ACT OF 1933

                                  VICAL INCORPORATED
                (Exact name of registrant as specified in its charter)


          Delaware                                        93-0948554
------------------------------------        ------------------------------------
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                   Identification Number)

 9373 Towne Centre Drive, Suite 100
       San Diego, California                               92121
------------------------------------        ------------------------------------
     (Address of Principal                              (Zip Code)
      Executive Offices)

                    STOCK INCENTIVE PLAN OF VICAL INCORPORATED
                    ------------------------------------------
                            (Full title of the plan)

                                                          Copy to:
       ALAIN B. SCHREIBER, M.D.                     THOMAS E. SPARKS, JR.
President and Chief Executive Officer           PILLSBURY MADISON & SUTRO LLP
          VICAL INCORPORATED                        Post Office Box 7880
  9373 Towne Centre Drive, Suite 100           San Francisco, California 94120
     San Diego, California 92121                       (415) 983-1000
 ------------------------------------      ------------------------------------
     (Name, address and telephone
     number, including area code,
        of agent for service)

                                  CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------
   Title of Securities     Amount To Be      Proposed Maximum      Proposed Maximum        Amount of
     To Be Registered      Registered(1)     Offering Price Per   Aggregate Offering    Registration Fee
                                                  Share(2)              Price(2)
-----------------------------------------------------------------------------------------------------------
 Common Stock,             750,000 shares          $13.75             $10,312,500            $3,043
 $.01 par value
-----------------------------------------------------------------------------------------------------------

(1)  Calculated pursuant to General Instruction E to Form S-8
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based upon the average of the high and low prices of the Registrant's Common Stock as reported on The Nasdaq National Market on July 29, 1998.

                                    --------------
The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                           INFORMATION REQUIRED PURSUANT TO
                          GENERAL INSTRUCTION E TO FORM S-8


GENERAL INSTRUCTION E INFORMATION

     This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     Registrant's Form S-8 Registration Statements filed with the Securities and Exchange Commission on April 9, 1993 (File No. 33-60826), July 15, 1994 (File No. 33-81602) and June 27, 1997 (File No. 333-30181) are hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

     (1) Registrant's Annual Report on Form 10-K (File No. 0-21088) for the fiscal year ended December 31, 1997, which contains, among other things, the financial statements of Registrant for the fiscal year ended December 31, 1997 together with the report thereon of Arthur Andersen LLP, independent public accountants.

     (2) Registrant's Quarterly Report on Form 10-Q (File No. 0-21088) for the quarter ended March 31, 1998.

     (3) The description of Registrant's common stock contained in Registrant's Registration Statement on Form 8-A (File No. 0-21088).

     In addition, all documents subsequently filed by Registrant pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on July 29, 1998.

                                   VICAL INCORPORATED


                                   By:  /s/ Alain B. Schreiber
                                      --------------------------------------
                                              Alain B. Schreiber
                                      President and Chief Executive Officer


                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alain B. Schreiber or Martha J. Demski his attorney-in-fact, with power of substitution for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


      Signature                                       Title                                         Date
      ---------                                       -----                                         ----
 /s/ Alain B. Schreiber, M.D.                     President, Chief Executive Officer           July 29, 1998
 -------------------------------------            (Principal Executive Officer) and
      Alain B. Schreiber, M.D.                    Director


 /s/ Martha J. Demski                             Vice President, Chief Financial              July 29, 1998
 -------------------------------------            Officer and Treasurer (Principal
      Martha J. Demski                            Financial Officer and Accounting
                                                  Officer)


 /s/ Robert C. Bellas, Jr.                                  Director                           July 29, 1998
 -------------------------------------
      Robert C. Bellas, Jr.



 /s/ Patrick F. Latterell                                   Director                           July 29, 1998
 -------------------------------------
      Patrick F. Latterell


 /s/ Fred A. Middleton                                      Director                           July 29, 1998
 -------------------------------------
      Fred A. Middleton

                                      -3-


      Signature                                       Title                                         Date
      ---------                                       -----                                         ----
 /s/ Philip M. Young                                        Director                           July 29, 1998
 -------------------------------------
      Philip M. Young


 /s/ Dale A. Smith                                          Director                           July 29, 1998
 -------------------------------------
      Dale A. Smith


 /s/ M. Blake Ingle                                         Director                            July 29, 1998
 -------------------------------------
      M. Blake Ingle



 /s/ Gary A. Lyons                                          Director                            July 29, 1998
 -------------------------------------
      Gary A. Lyons

                                  INDEX TO EXHIBITS

      Exhibit
      Number                 Exhibit
      -------                -------
       5.1         Opinion regarding legality of securities to be offered.

      10.1         Stock Incentive Plan of Vical Incorporated.

      23.1         Consent of Arthur Andersen LLP.

      23.2         Consent of Pillsbury Madison & Sutro LLP (included in
                   Exhibit 5.1).

      25.1         Power of Attorney (see page 3).


                                         -5-